UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2014 (December 18, 2014)

MYOS CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-53298	90-0772394
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey		07927
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On December 22, 2014, MYOS Corporation (the “Company”) filed a Certificate of Amendment to its articles of incorporation, as amended (the “Articles of Incorporation”) with the Secretary of State of the State of Nevada to effect an increase in the aggregate number of authorized shares of common stock by 2,000,000 shares to 8,000,000 shares. As disclosed in further detail in Item 5.07 below, the Company’s stockholders approved the amendment on December 18, 2014. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 18, 2014, the Company held its annual meeting of stockholders. At the meeting, stockholders (i) re-elected Dr. Robert J. Hariri, Dr. Louis Aronne, Dr. Peter Diamandis, Christopher Pechock, Dr. Sapna Srivastava, Dr. J. Craig Venter and Dr. Buzz Aldrin to serve as directors of the Company, (ii) approved an amendment to the Articles of Incorporation to increase the aggregate number of authorized shares of common stock by 2,000,000 shares to 8,000,000 shares, (iii) approved an amendment to the MYOS Corporation 2012 Equity Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan by 150,000 shares to 550,000 shares and (iv) ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Set forth below are the final voting results for each of the proposals:

Proposal 1 – Election of Directors

Dr. Robert J. Hariri, Dr. Louis Aronne, Dr. Peter Diamandis, Christopher Pechock, Dr. Sapna Srivastava, Dr. J. Craig Venter and Dr. Buzz Aldrin were elected to serve as directors of the Company until the 2015 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Director	Votes For	Votes Withheld
Dr. Robert J. Hariri	1,293,345	15,307
Dr. Louis Aronne	1,304,755	3,897
Dr. Peter Diamandis	1,306,026	2,626
Christopher Pechock	1,305,925	2,727
Dr. Sapna Srivastava	1,305,124	2,626
Dr. J. Craig Venter	1,306,026	2,626
Dr. Buzz Aldrin	1,306,427	2,225

Proposal 2 – Amendment of Articles of Incorporation

The amendment to the Articles of Incorporation to increase the aggregate number of authorized shares of common stock by 2,000,000 shares to 8,000,000 shares was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,245,899	59,532	23,060

Proposal 3 – Amendment of the MYOS Corporation 2012 Equity Incentive Plan

The amendment to the MYOS Corporation 2012 Equity Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan by 150,000 shares to 550,000 shares was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
1,199,363	98,288	8,001

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Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

 The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,309,729	-	21,765

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment filed with the Secretary of State of the State of Nevada, dated December 22, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS CORPORATION
Dated: December 23, 2014
/s/ Peter Levy
Name: Peter Levy
Title: President

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